UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2016

HISPANICA INTERNATIONAL DELIGHTS OF AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-190788	46-2552550
State or other jurisdiction	Commission file number	I.R.S. Employer Identification No.
of incorporation or organization

575 Lexington Avenue, 4th Floor, New York, NY 10022

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (516) 867-8383

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7- Regulation FD

Item 7.01 Regulation FD Disclosure

On November 4, 2016, Hispanica International Delights of America, Inc. (“Company”) provided an update to its corporate business presentation. The presentation will be available shortly on the Company’s website at www.hispanicadelights.com and is filed as an exhibit to this Report.

The information contained in the Business Overview may contain “forward-looking statements” with the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”). These forward-looking statements may concern the Company’s operations, performance and financial condition. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. The information provided in the presentation should be read in conjunction with the Company’s periodic filings with the Securities and Exchange Commission on Form 10-K and on Form 10-Q.

The information included in this Report shall be deemed to be “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act. The disclosure in this Report of any information does not constitute an admission that such information is material.

Section 9- Financial Statement and Exhibits

Item 9.01 Financial Statement and Exhibits

Exhibit No.	Description

99.1	Business Overview dated November 4, 2016

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HISPANICA INTERNATIONAL DELIGHTS OF AMERICA, INC.

Dated: November 4, 2016	By: /s/ Fernando Oswaldo Leonzo
President and Chief Executive Officer